Exhibit 10.2

CONSENT AND AMENDMENT NO. 5 TO AMENDED AND RESTATED

CREDIT AGREEMENT AND LIMITED WAIVER

THIS CONSENT AND AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER dated as of March 20, 2020 (this “Agreement”) is entered into among DIODES INCORPORATED, a Delaware corporation (the “Domestic Borrower”), DIODES HOLDING B.V., a besloten vennootschap met beperkte aansprakelijkheid, organized under the laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands, and registered with the trade register of the Chamber of Commerce in the Netherlands under number 65823060 (the “Foreign Borrower” and together with the Domestic Borrower, the “Borrowers” and each, individually, a “Borrower”), certain Subsidiaries of the Domestic Borrower identified on the signature pages hereto as subsidiary guarantors (the “Subsidiary Guarantors”), the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

The Borrowers, Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of October 26, 2016, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement and Limited Waiver dated as of February 13, 2017, as amended by that certain Consent to Credit Agreement dated as of May 22, 2017, as amended by that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of August 24, 2017, as amended by that certain Consent to Credit Agreement dated as of April 20, 2018, as modified by that certain Consent to Credit Agreement dated as of October 16, 2018, as amended by that certain Consent and Amendment No. 3 to Amended and Restated Credit Agreement dated as of December 27, 2018, as amended by that certain Consent to Credit Agreement dated as of January 30, 2019, and as amended by that certain Consent and Amendment No. 4 to Amended and Restated Credit Agreement dated as of December 16, 2019 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

The Domestic Borrower has informed the Administrative Agent and the Lenders that it wishes to engage in the following transactions:

A.

Diodes Technology (Chengdu) Company Limited, a company organized under the laws of China and a 98.02%-owned indirect Subsidiary of the Domestic Borrower (“Diodes Chengdu”), will enter into an uncommitted banking facility (the “Chengdu Letter of Credit Facility”) with HSBC Bank (China) Company Limited, Shanghai Branch, pursuant to which HSBC Bank (China) Company Limited, Shanghai Branch will issue a standby documentary credit (the “Chengdu Letter of Credit”) for the account of Diodes Chengdu in a face amount not to exceed US$70,000,000 for the benefit of The Hongkong and Shanghai Banking Corporation Limited.

B.

Diodes Chengdu will cash collateralize the Chengdu Letter of Credit Facility by depositing an amount not to exceed US$70,000,000 into an interest bearing deposit account held at HSBC Bank (China) Company Limited, Shanghai Branch (the “Chengdu Cash Collateralization”).

C.

Following the effectiveness of the Chengdu Letter of Credit Facility and the Chengdu Cash Collateralization, and the issuance of the Chengdu Letter of Credit, Diodes Hong Kong Limited (“DHKL”) will incur Indebtedness from The Hongkong and Shanghai Banking Corporation Limited in an aggregate principal amount not to exceed

US$70,000,000 (the “HSBC Indebtedness”), which HSBC Indebtedness will be supported by the Chengdu Letter of Credit.
D.

Following the incurrence of the HSBC Indebtedness, DHKL will use the proceeds of the HSBC Indebtedness to make an intercompany loan to the Domestic Borrower in an aggregate principal amount not to exceed US$70,000,000 (the “Intercompany Indebtedness,” and collectively with the Chengdu Letter of Credit Facility, the issuance of the Chengdu Letter of Credit, the Chengdu Cash Collateralization, and the HBSC Indebtedness, the “Chengdu Transactions”).

E.

The Intercompany Indebtedness will be evidenced by a promissory note and shall contain terms reasonably acceptable to the Administrative Agent, including, without limitation, that such intercompany loan is payable upon demand and that no payments may be made by the Domestic Borrower to repay such Intercompany Indebtedness if a Default or Event of Default has occurred and is continuing.

The Loan Parties have requested that, notwithstanding the limitations set forth in Section 7.01 (Liens) and Section 7.02 (Indebtedness) of the Credit Agreement, the Administrative Agent and the Lenders consent to the Chengdu Transactions.

The Domestic Borrower has (a) incurred certain intercompany Indebtedness, owed to wholly-owned Subsidiaries of the Domestic Borrower that are not Loan Parties, not permitted in accordance with Section 7.02 (Indebtedness) of the Credit Agreement, and (b) made one or more Investments to certain Subsidiaries of the Domestic Borrower that are not Loan Parties in excess of the amounts permitted by 7.03(c)(iv), each of the foregoing items (a) and (b) having been previously and more specifically disclosed in writing to the Administrative Agent and Lenders by the Domestic Borrower.  Each of the foregoing items referenced in items (a) and (b) constitute Events of Default pursuant to Section 8.01(b) of the Credit Agreement (collectively, the “Intercompany Events of Default”).  Accordingly, the Loan Parties have requested that the Administrative Agent and the Required Lenders waive the Intercompany Events of Default.

The Loan Parties have further requested that the Administrative Agent and the Lenders agree to amend certain other provisions of the Credit Agreement as provided herein.

Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant such requests of the Loan Parties.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Defined Terms.  Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.Consent.  Subject to the terms and conditions hereof, and notwithstanding Section 7.01 (Liens) and Section 7.02 (Indebtedness) of the Credit Agreement, the Administrative Agent and the Lenders hereby consent to the Chengdu Transactions. For the avoidance of doubt, neither the HSBC Indebtedness nor the Chengdu Letter of Credit Facility shall constitute usage of the Indebtedness basket in Section 7.02(g) of the Credit Agreement and the Chengdu Cash Collateralization shall not constitute usage of the Lien basket in Section 7.01(n) of the Credit Agreement, but shall continue to constitute permitted “Indebtedness” and permitted “Liens”, respectively, under the Credit Agreement. For the avoidance of doubt, the Intercompany Indebtedness shall not constitute usage of the Indebtedness basket in Section 7.02(m) of the Credit Agreement, but shall continue to constitute permitted “Indebtedness” under the Credit Agreement.

3.Credit Agreement Amendment.

(a)Section 7.02 of the Credit Agreement is hereby amended as follows:

(i)the words “(iii), (iv) and (v);” at the end of clause (i) are hereby replaced with “(iii), (iv), (v) and (vi);”.

(ii)the word “and” following clause (l) is hereby deleted;

(iii)the “.” following clause (l) is hereby replaced with “;and”;

(iv)the following language is hereby inserted as new clause (m) immediately following existing clause (l):

“(m) unsecured Indebtedness of the Domestic Borrower owing to any wholly-owned Subsidiary that is not a Loan Party; provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $120,000,000 and provided further that no payment on such Indebtedness may be made upon the occurrence and during the continuance of a Default or Event of Default.”; and

(v)the concluding text of Section 7.02 that follows new clause (m)

is hereby modified by replacing each instance of “clauses (a) through (k)” with “clauses (a) through (m)”.

(b)Section 7.03 of the Credit Agreement is hereby amended as follows:

(i)by deleting the period “.” at the end of Section 7.03(c), deleting the word “and” between items (iv) and (v) and replacing same with a comma “,” and adding the following new clause at the end of such Section:

“and (vi) the Domestic Borrower may make Investments in the form of intercompany loans to wholly-owned Subsidiaries of the Domestic Borrower that are not Loan Parties in an aggregate amount for all such intercompany loans not to exceed $140,000,000 at any one time outstanding; provided that (A) no such loans may be made if a Default or Event of Default has occurred and is continuing, (B) all such intercompany loans shall be made on a demand basis and (C) a copy of such intercompany loan agreement shall be provided to the Administrative Agent within five (5) Business Days of the establishment of each such loan (or the closing of this Agreement to the extent such loan is already in existence).

4.Limited Waiver. As of the Effective Date, pursuant to Section 11.01 of the Credit Agreement and subject to the terms and conditions hereof, the Administrative Agent and the Required Lenders hereby waive the Intercompany Events of Default.  For the avoidance of doubt, this waiver is effective solely as a waiver of the Intercompany Events of Default and does not constitute a waiver of any other Default or Event of Default.

5.Conditions to Effectiveness.  This Agreement shall be effective upon the Administrative Agent’s receipt of the following, each of which shall be originals or electronic images in a portable document format (e.g. “.pdf” or “.tif”) (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Effective Date and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Required Lenders (such date, the “Effective Date”):

(a)executed counterparts of this Agreement signed by the Borrowers, the Guarantors, the Administrative Agent and the Required Lenders; and

(b)such other assurances, certificates, documents, information, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Required Lenders reasonably may require.

6.Delivery of Chengdu Transactions Documents. Within thirty (30) days (or such longer period as may be agreed to by the Administrative Agent in its sole discretion) after the Chengdu Transactions are entered into, the Domestic Borrower shall deliver to the Administrative Agent copies of all fully executed material loan and security documentation relating to the Chengdu Letter of Credit Facility (and the Chengdu Letter of Credit), the Chengdu Cash Collateralization, the HSBC Indebtedness and the Intercompany Indebtedness, which shall be consistent with the descriptions thereof set forth in this Agreement, and as to which the HSBC Chengdu Banking Facilities Letter, the HSBC China Pledge over Security Deposit, and the HSBC Diodes Hong Kong Banking Facilities Letter shall be in the forms of such documents previously delivered to the Administrative Agent.

7.Effect of this Agreement.  Except as expressly provided herein, the Credit Agreement, the Collateral Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to a modification of or amendment of, any other term or condition of the Credit Agreement, the Collateral Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Collateral Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Loan Parties or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Collateral Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents, (d) to be a waiver of, or consent to a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand or (e) to be a course of dealing or a consent to any departure by the Loan Parties from any other term or requirement of the Credit Agreement.  References in this Agreement to the Credit Agreement (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

8.Representations and Warranties/No Default.  By their execution hereof, each Loan Party hereby represents and warrants as follows:

(a)Such Loan Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution and delivery of, and the performance in accordance with their respective terms of the transactions consented to in, this Agreement and each other document executed in connection herewith to which it is a party.

(b)This Agreement and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c)Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(d)After giving effect to the waiver set forth in Section 4 hereof, no Default or Event of Default has occurred or is continuing nor would any Default or Event of Default result after giving effect to this Agreement and the transactions contemplated hereby.

(e)No Loan Party is an EEA Financial Institution.

9.Reaffirmations.  (a) Each Loan Party agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party, (b) each Loan Party confirms, ratifies and reaffirms its obligations under the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party, and (c) each Loan Party agrees that, except as otherwise expressly agreed in this Agreement, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

10.Confirmation as to Dutch Collateral Documents.  Reference is made to (i) that certain Deed of Pledge of Shares dated October 20, 2016, among the Domestic Borrower, Pericom Semiconductor Corporation and Diodes Investment Company, as pledgors, Administrative Agent, as pledgee and the Foreign Borrower, as company (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “DHBV Dutch Share Pledge”), (ii) that certain omnibus pledge agreement dated 8 January 2013, between Diodes International B.V., as pledgor and Administrative Agent, as pledgee (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “DIBV Omnibus Pledge Agreement”), (iii) that certain omnibus pledge agreement dated July 18, 2016, between the Foreign Borrower, as pledgor and Administrative Agent, as pledgee (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “DHBV Omnibus Pledge Agreement”) and (iv) that certain Charged Account Control Deed dated January 15, 2019, among the Foreign Borrower, as company, Administrative Agent, as agent and Bank of America Merrill Lynch International Designated Activity Company, as bank (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “DHBV Charged Account Control Deed”, together with the DHBV Omnibus

Pledge Agreement, the DIBV Omnibus Pledge Agreement and the DHBV Dutch Share Pledge, the “Dutch Collateral Documents”).  Each party to the Dutch Collateral Documents hereby confirms that:

(a)the Credit Agreement (after giving effect to this Agreement), and the other Loan Documents will remain in full force and effect and any reference in the Loan Documents to the Credit Agreement or to any provision of the Credit Agreement will be construed as a reference to the Credit Agreement, or that provision, after giving effect to this Agreement;

(b)notwithstanding the amendments, consents and waivers to the Credit Agreement pursuant to this Agreement, the Dutch Collateral Documents and the security interests created thereunder will remain in full force and effect and will continue to secure all liabilities which are expressed to be secured by them and the rights of the Loan Parties under such security interest will not be affected by this Agreement;

(c)(i) any amount owed by any Borrower under this Agreement and the Credit Agreement (after giving effect to this Agreement) continues to be or has become part of each Loan Party’s Parallel Debts (as included/defined in the Credit Agreement) and (ii) each Loan Party’s Parallel Debts continue to be part of the Secured Obligations (as included and defined in the Dutch Collateral Documents); and

(d)at the time of the entering into the Dutch Collateral Documents, it was their intention that the security rights created pursuant to the Dutch Collateral Documents would provide security for the Secured Obligations (as defined in the Dutch Collateral Documents) as they may be amended, restated, supplemented or otherwise modified from time to time, including amendments to the Credit Agreement and the Loan Documents, including, for the avoidance of doubt, the matters of the type addressed by this Agreement.

11.Payment of Fees.  The Borrowers shall pay all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) promptly upon request by the Administrative Agent.

12.Miscellaneous

(a)Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Agreement and the parties hereto, the terms of Section 11.14 and Section 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(b)Loan Document.  This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(c)Counterparts; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

(d)Severability.  If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

(e)Entirety.  This Agreement, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

(f)Dutch Law. If the Foreign Borrower is represented by an attorney in connection with the signing and/or execution of this Agreement or any other agreement, deed or document referred to in or made pursuant to this Agreement, it is hereby expressly acknowledged and accepted by the other parties to this Agreement that the existence or extent of the attorney’s authority and the effects of the attorney’s exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DOMESTIC BORROWER:

DIODES INCORPORATED

By:  /s/ Brett R. Whitmire

Name:Brett R. Whitmire

Title:CFO

FOREIGN BORROWER:

DIODES HOLDING B.V.

By:  /s/ Brett R. Whitmire

Name:   Brett R. Whitmire

Title:Managing Director A

By:  /s/ Michael F.A. van Schijnel

Name: Michael F.A. van Schijnel

Title:Managing Director B

SUBSIDIARY GUARANTORS:

DIODES HOLDINGS UK LIMITED

By:  /s/ Brett R. Whitmire

Name:  Brett R. Whitmire

Title:Director

Signature Page to Consent and Amendment No. 5 to Amended and Restated Credit Agreement and Limited Waiver

Diodes Incorporated

DIODES ZETEX LIMITED

By:  /s/ Brett R. Whitmire

Name:  Brett R. Whitmire

Title:Director

Signature Page to Consent and Amendment No. 5 to Amended and Restated Credit Agreement and Limited Waiver

Diodes Incorporated

BANK OF AMERICA, N.A.,

as Administrative Agent

By:  /s/ Anthony W. Kell

Name:  Anthony W. Kell

Title:Vice President

Signature Page to Consent and Amendment No. 5 to Amended and Restated Credit Agreement and Limited Waiver

Diodes Incorporated

BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swing Line Lender

By:  /s/ Jennifer Yan

Name:  Jennifer Yan

Title:Senior Vice President

Signature Page to Consent and Amendment No. 5 to Amended and Restated Credit Agreement and Limited Waiver

Diodes Incorporated

BBVA USA, f/k/a Compass Bank, as a Lender

By:  /s/ Jay Tweed

Name:  Jay Tweed

Title:Senior Vice President

Signature Page to Consent and Amendment No. 5 to Amended and Restated Credit Agreement and Limited Waiver

Diodes Incorporated

CITIBANK, N.A.,

as a Lender

By:  /s/ Stuart Darby

Name:  Stuart Darby

Title:Senior Vice President

Signature Page to Consent and Amendment No. 5 to Amended and Restated Credit Agreement and Limited Waiver

Diodes Incorporated

BMO HARRIS BANK N.A.,

as a Lender

By:  /s/ Jeff LaRue

Name:  Jeff LaRue

Title:Vice President

Signature Page to Consent and Amendment No. 5 to Amended and Restated Credit Agreement and Limited Waiver

Diodes Incorporated

REGIONS BANK,

as a Lender

By:  /s/ Derek Miller

Name:  Derek Miller

Title:Director

Signature Page to Consent and Amendment No. 5 to Amended and Restated Credit Agreement and Limited Waiver

Diodes Incorporated

SILICON VALLEY BANK,

as a Lender

By:  /s/ Will Deevy

Name:  Will Deevy

Title:Director

Signature Page to Consent and Amendment No. 5 to Amended and Restated Credit Agreement and Limited Waiver

Diodes Incorporated

COMERICA BANK,

as a Lender

By:  /s/ John Smithson

Name:  John Smithson

Title:Vice President

Signature Page to Consent and Amendment No. 5 to Amended and Restated Credit Agreement and Limited Waiver

Diodes Incorporated

WELLS FARGO BANK, N.A.,

as a Lender

By:  /s/ Elizabeth Gaynor

Name:  Elizabeth Gaynor

Title:Director

Signature Page to Consent and Amendment No. 5 to Amended and Restated Credit Agreement and Limited Waiver

Diodes Incorporated